Exhibit 10.10

PENNY AUCTION SOLUTIONS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of January 23, 2015, but is only effective as of the date of acceptance of the “Purchaser Signature Page” by and between Penny Auction Solutions, Inc., a Nevada corporation (the “Company”) and Indeglia & Carney, a professional corporation (the “Purchaser”).

R E C I T A L S

A.          The Purchaser has previously provided legal services to the Company in the amount of $54,123.64, which amount remains unpaid.

B.           In order to compensate Purchaser for such aforesaid unpaid legal services, the Company is offering a 10% promissory note (the “Note”) in the aggregate principal amount of $54,123.64, on the terms and subject to the conditions set forth herein.

AGREEMENT

It is agreed as follows:

1.           CONSIDERATION. In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, the parties agree as follows:

1.1         Purchase and Sale of Note. At Closing, the Purchaser shall purchase, and the Company shall sell and issue to the Purchaser, the Note for the purchase price of $ 54,123.64 (the “Purchase Price”).

2.           CLOSING.

2.1         Date and Time. The closing of the sale of the Note contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company concurrently herewith.

2.2         Deliveries by Purchaser. Purchaser shall deliver the following on or before the Closing:

2.2.1      a completed and executed Purchaser Signature Page; and

2.2.2      an invoice of Purchaser showing a credit to the Company in the amount of the Purchase Price.

2.3         Deliveries by Company. The Company shall deliver the following at Closing:

2.3.1      a completed and executed copy of this Agreement; and

2.3.2      a executed copy of a Note, in definitive form and registered in the name of Purchaser against delivery of the items set forth in Section 2.2 above.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and to purchase the Note, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1         Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2         Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed, and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.3         Valid Issuance of Note. The Note has been duly and validly authorized. The Note is, validly issued, fully paid, and nonassessable. The Securities, upon issuance, are, or will be, free and clear of any security interests, liens, claims, restrictions, adverse claims, or other encumbrances, other than restrictions upon transfer under federal and state securities laws.

3.4         No Violation. The execution, delivery, and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.5         Financial Statements.

3.5.1      The Company has provided Purchaser with copies of its unaudited annual financial statements for the year ended August 31, 2013 and 2012 (the “Financial Statements”). The Financial Statements are true and accurate, in accordance with the books and records of the Company. Except as disclosed therein, the Financial Statements (i) are in accordance with the books and records of the Company and will be prepared in conformity with generally accepted accounting principles (“GAAP”) consistently applied for all periods, and (ii) fairly present the financial position of the Company as of the respective dates thereof, and the results of operations, and changes in shareholders’ equity and changes in cash flow for the periods then ended, all in accordance with GAAP consistently applied for all periods.

3.5.2      Except as set forth on the Financial Statements, the Company has no debt, liability or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due and whether or not the amount hereof is readily ascertainable, that will not be reflected as a liability in the Financial Statements or except for liabilities incurred by the Company in the ordinary course of business, consistent with past practices which are not otherwise prohibited by, or in violation of, or which will not result in a breach of, the representations, warranties, and covenants of the Company contained in this Agreement. There will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 (“FAS No. 5”) issued by the Financial Accounting Standards Board (the “FASB”) which will not be adequately provided for in the Financial Statements as required by FAS No. 5.

3.5.3      The Company does not have any material liabilities, obligations, or claims of any kind whatsoever which are required to be set forth in financial statements prepared in accordance with GAAP, whether secured or unsecured, accrued or unaccrued, fixed or contingent, matured or unmatured, direct or indirect, contingent or otherwise and whether due or to become due (referred to herein individually as a “Liability” and collectively as “Liabilities”), other than (a) Liabilities that are reserved for or disclosed in the Financial Statements, (b) Liabilities incurred by the Company in the ordinary course of business after the date of the Financial Statements (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of law), or (c) Liabilities for contracts.

3.5.4      Since the date of the Financial Statements, there has not been any (a) material adverse change in the business, operations, properties, condition (financial or otherwise) of the Company, (b) damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the business, properties or condition (financial or otherwise) of the Company, taken as a whole, or (c) change by the Company in accounting methods or principles used for financial reporting purposes, except as required by a change in generally accepted accounting principles and concurred with by the Company’s independent certified public accountants.

3.6         Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Note will constitute an exempted transaction under the Securities Act of 1933, as amended (the “1933 Act”), and registration of the Note under the 1933 Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner

3.7         Issuer Status. The Company is not currently, nor has it been at any time previously, a “shell” corporation, as defined under Section 144(i)(1)(i) of the1933 Act.

4.           REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser hereby represents, warrants, and covenants with the Company as follows:

4.1         Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2         Due Execution. This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

4.3         Access to Information. Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Note. Purchaser represents that it has received and reviewed copies of the Financial Statements. Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Note, all as Purchaser or Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Note.

4.4         Restricted Securities.

4.4.1      Purchaser has been advised that the Note has not been registered under the 1933 Act or any other applicable securities laws and that Note is being offered and sold pursuant to Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on Purchaser representations as contained herein. Purchaser acknowledges that the Note will be issued as “restricted securities” as defined by Rule 144 promulgated under the 1933 Act (“Rule 144”). The Note may not be resold in the absence of an effective registration thereof under the 1933 Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.4.2      Purchaser represents that it is acquiring the Note for Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws.

4.4.3      Purchaser understands and acknowledges that the Note when issued, may bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.4.4      Purchaser acknowledges that an investment in the Note is not liquid and the Note is transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Note.

4.4.5      Purchaser is an “accredited investor” as defined under Rule 501 under the 1933 Act. The representations made by Purchaser on the Purchaser Signature Page are true and correct.

4.5         Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Note and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Note.

4.6         Preexisting Relationship. Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons.

4.7         Purchases by Groups. Purchaser represents, warrants, and covenants that it is not acquiring the Note as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

5.           RESERVED.

6.           MISCELLANEOUS.

6.1         Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of the Note by such Purchaser in violation of the 1933 Act or applicable state securities law.

6.2         Reserved.

6.3         Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Los Angeles State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.4         Consent to Jurisdiction. Each of the Company and the Purchaser hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in California of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

6.5         Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.6         Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.7         Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8         Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

6.9         Notices. All notices and other communications required or permitted hereunder or the Note shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that (other than Conversion Notices under the Note) a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Penny Auction Solutions, Inc.
330 A St. Ste. 156
San Diego, CA 92101

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

6.10       Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

6.11       Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

PENNY AUCTION SOLUTIONS, INC.

By:
Michael C. Holt
President

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read the Securities Purchase Agreement dated as of January 23, 2015 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for an aggregate of $54,123.64 in principal amount of Note and hereby deliver good funds with respect to this subscription for the Note.

I am a resident of Los Angeles, California.

Indeglia & Carney, P.C.
Please print above the exact name(s) in which the Notes are to be held

My address is:	11900 W. Olympic Blvd., Suite 770
Los Angeles, CA 90064

Executed this 23rd day of January, 2015 at Los Angeles, California.

SIGNATURES

INDIVIDUAL

Name

Signature (Individual)	Street address

Address to Which Correspondence Should be Directed

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number
( )
Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Indeglia & Carney, a professional corporation		Address to Which Correspondence Should be Directed:
Name of Entity

Professional Corporation		11900 W. Olympic Blvd, Suite 770
Type of Entity (i.e., corporation, partnership, etc.)		Street Address

By:
*Signature		Tax Identification or Social Security Number

California		Los Angele, CA 90064
Jurisdiction of Formation of Entity		City, State and Zip Code

Marc Indeglia
Name Typed or Printed

Its:	President	(310) 982-2720; (310) 982-2719
Title		Telephone Number; Fax Number

*If Notes are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Note is being subscribed for by an entity.

I, Marc Indeglia, am the President of Indeglia & Carney, a professional corporation (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Note. The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this 23rd day of January, 2015

Signature

ACCEPTANCE

AGREED AND ACCEPTED:

PENNY AUCTION SOLUTIONS, INC.

By:
Michae1 C. Holt
President

Date: January 23, 2015